INVESTMENT DISCLOSURE	12 Months Ended
Mar. 31, 2018
Notes
INVESTMENT DISCLOSURE

9.             INVESTMENT

In August 2015, the Company acquired 210,210 Series A preferred stock in Sentien Biotechnologies Inc., a Medford, MA based private company (“Sentien”) for $700,000 in cash. The preferred stock is fully convertible into equal number of common shares. The Company’s holdings represent 5.06% (as at March 31, 2017: 6.9%) of the equity of Sentien on a fully diluted basis. The Company has determined that it has no significant control or influence over the affairs of Sentien and has therefore accounted for this investment at cost since these shares do not have a quoted price in an active market and the fair value cannot be reliably measured.

Sentien raised $15 million up to January 2018 and commenced its Phase 1/2 clinical trial in June 2017 of its lead product SBI-101, a cell-containing dialysis device for the treatment of Acute Kidney Injury and have so far enrolled seven patients, passing the mid-point of the low dose cohort enrolment. The data safety monitoring board concluded that there were no safety issues and recommended continuation of enrolment. In February 2018, Sentien had a pre-IND meeting with the FDA to use SBI-101 for another indication - proposed acute liver failure. Sentien plans to file another IND in the second half of 2018.

As at March 31, 2018, the Company has determined that there was no evidence of any impairment in the value of this investment and as a result no adjustment was considered necessary in its carrying value.